                                                                   EXHIBIT 10.8

                       Development and Supply Agreement

                                 Duet II Meter
                                 -------------

between

                 LXN Corporation
                 5830 Oberlin Drive
                 San Diego, CA 92121
                 U.S.A.

                                                (hereinafter referred to as LXN)

and

                 LRE Technology Partner GmbH
                 Hofer StraBe 5
                 86720 Noerdlingen
                 Germany

                                                (hereinafter referred to as LRE)

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

Art. 1    Purpose of the Agreement
          ------------------------

          Subject matter of the agreement is the development and supply of a meter for measuring Glucose and Fructosamine using separate glucose and fructosamine test strips which is defined in the specifications attached to this agreement as Attachment A (hereinafter referred to as D2-meter)

Art. 2    Development
          -----------

2.1 LRE will develop for LXN the D2-meter in accordance with the objectives and performance requirements as set out in the specifications (Attachment A).

2.2 It is understood that development is completed with the delivery of 100 pre-series units of the D2-meter to LXN and its acceptance by LXN.

2.3 LRE agrees to deliver the first D-2 meters according to the time schedule (see Attachment B) upon receipt of the approval by LXN of the release for production.

Art. 3    Result of the Development Effort/Industrial Property Rights
          -------------------------------------------------------------

3.1 LRE agrees that the specific design work of the D2-meter and its subsequent serial production will be exclusively made for and on behalf of LXN.

          LRE agrees furthermore to grant to LXN non exclusive, non transferable licenses under such of its background patents which have been used for the D2-meter with no extra cost to LXN.

          LXN shall have the exclusive title to all patents or other proprietary rights - concerning the D2-meter technology - created by LRE during the development of the D2-meter.

          LXN agrees to reimburse LRE for all incurring costs for preparing, filing and maintaining such proprietary rights including the inventor's fees of LRE's employees according to the german law ("Gesetz uber Arbeitnehmererfindungen").
          LRE has the right to exploit ist own developments and inventions, which are LXN's intellectual property as defined above, for future or existing products, except for any instruments measuring in-vitro Glucose and/or Fructosamine in humans.

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

3.2 LXN shall own the exclusive rights to the product specific tooling of the D2-meter, provided that the total development costs listed in paragraphs 4.2.1 to 4.2.5 have been payed to LRE.

3.3 LRE will assist LXN's technical service in preparation of a service manual by making available all helpful documentation and information.

3.4 LRE shall provide to LXN the code assignment software, which computes for each new production lot of Glucose or Fructosamine test strips the necessary code for the internal D2-meter software.

3.5 LRE shall provide to LXN all necessary design control documents consistent with FDA regulations including Device Master Record and Device History Records.

3.6 LXN agrees that LRE may use plastic parts produced with the existing tooling for the current "Duet" meter for other applications, except for any competitive product within the field of Diabetes care.
          LRE will acquire any of such plastic parts directly and exclusively from LXN.

3.7 LRE agrees not to manufacture or to give any third party support to manufacture competitive test strips which are compatible with the LXN Duet meters.


Art. 4    Development and Tooling Costs
          -----------------------------

4.1       [***]

4.2       [***]

4.2.1     [***]

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2.2     [***]

4.2.3     [***]

4.2.4     [***]

4.2.5     [***]

4.3       Termination of Development

4.3.1 LXN may terminate the agreement during the development up to the completion of Milestone #4 on 30 days prior written notice to LRE.

          In case of termination by LXN during the development, LRE shall use ist best efforts to limit or cancel any outstanding commitments in connection with the development. Subject to paragraphs 4.2.1 to 4.2.4 LXN shall bear all costs incurred by LRE for all development work performed through the effective termination date, and for all outstanding obligations which were incurred by LRE in good faith in advance and which cannot be cancelled.
          These costs may include extra expenditures (starting after Milestone #3) for the product specific production tooling and software up to a maximum of US$ [***]

4.3.2 LRE may terminate the agreement during the development upon 30 days prior notice to LXN, if the parties mutually determine in course of one of the development phases (milestones) that the intended result of the development cannot be achieved or, for reasons beyond the reasonable control of LRE, can only be achieved at expenditure by LRE, significantly in excess of the costs described in paragraphs 4.2.1 to 4.2.5, for which LXN is unwilling to reimburse LRE.


Art. 5    Serial production
          -----------------

5.1 Upon completion of the development efforts, LRE agrees to produce the D2-meter for LXN and to adjust its production capacities to the agreed upon requirements of LXN.

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          LRE shall have the exclusive right to manufacture the entire product covered by this agreement.

5.2 LXN agrees to submit firm orders for three months' periods broken down to the monthly installments to be supplied by LRE.
          LXN will provide LRE with the preliminary estimate of the shipments to be made by LRE for nine months following the firm order period.
          This procedure will be renewed every month (rolling order/forecast).

5.3 LXN hereby authorizes LRE to order or to acquire options to be supplied, according to the estimated volumes listed in the rolling forecasts (para. 5.2), with long-lead parts identified by LRE in the Attachment C.
          LRE agrees, however, to use its best efforts to minimize purchase of parts. In case of termination of the Attachment by LXN, LXN shall reimburse LRE for all components of the D2-meter that LRE had to order
          - according to LXN's forecasts - and that could not be returned to the supplier.

5.4 Delivery by LRE will be made at least monthly, provided that LXN has issued purchase orders for three consecutive months. The minimum order quantity is 1000 units, which will be shipped four weeks after receipt of the respective order.
          LRE shall use its best effort to adapt its production capacity as quickly as possible to LXN's requirements of D2-meter so that LXN may increase the monthly installments to cover higher D2-meter demand.

5.5 LRE will ship the D2-meter in bulk packaging. In the event of lots being rejected by LXN's quality control, LRE shall be entitled to supply such repaired or exchanged lots with the old serial number after having sorted out defective instruments. The warranty period starts at the date when the instruments are accepted by LXN.


Art. 6    Supply price
          ------------

6.1       The parties agree that the price for each unit of D2-meter shall be:

6.1.1     in case of a production quantity of min. [***] D2-meters/year

               OTP-Version        US$ [***]

               Mask-Version       US$ [***]

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1.2     in case of a production quantity of min. [***] D2-meters/year

                                            US$  [***] (Mask version)

6.1.3     in case of a production quantity of min. [***] D2-meters/year

                                            US$  [***] (Mask version)

6.1.4 Prices do not include the German value added tax or any US taxes. For supplies made directly to German customers, the value added tax shall be due in addition.

          Prices are free on board Munich or Frankfurt airport for the D2-meters in adequate bulk packing for overseas shipment. LXN shall be responsible to designate the method and carrier for the subsequent shipment. LXN shall be responsible for duties and freight costs. Sales packaging which is fit for sale to the final customer, can be offered by LRE at an increased price.

6.2 LXN agrees that LRE has the option to have the D2-meters produced and shipped through UMM Electronics - which is under common control with LRE - at the same prices and according to all provisions of this agreement.
          LXN, however, shall have the right to determine the date of the transfer of production and the respective quantities of supplies to be made by UMM Electronics.

6.3 It is further agreed that economies of scale, location of production as well as the decrease of cost of parts will be reasonably reflected in future supply prices as this will contribute to a successful marketing.

6.4 Payment of each delivery shall be made within 30 days net from receipt of shipment and the corresponding invoice.


Art. 7    Quality control / inspections
          -----------------------------

7.1 LRE shall subject the D2-meter to regular in process controls and perform a final check of each D2-meter to be supplied, in accordance with the written specifications, keeping complete records of the results of each inspection which will be readily accessible to LXN.

          The testing procedures and the permissible variations and tolerances - if any - shall be agreed upon separately and shall be a component of the final specifications.

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          LRE will furnish LXN with inspection reports for all D2-meter units delivered.

7.2 Within 5 working days from receipt of any shipment, LXN will conduct the acceptance inspection. Such inspection will be carried out in accordance with the Incoming Quality Control Specifications layed out in Attachment D to this Agreement.

          In the event that such inspection through LXN shall reveal any defect or deficiency, LXN shall have the right to refuse acceptance of the defective or deficient individual meters and/or the entire lot and to request that the lot or the individual meters be replaced or corrected free of charge or to make a hundred per cent control of the lot provided for shipment at LRE's cost and expense and to replace the D2-meters found to be defective.
          LRE shall be responsible for all direct related costs associated with returning and replacing individual meters.

7.3 LRE shall inform LXN immediately of any intended changes of the specifications LRE wishes to make during the term of the agreement. Such changes shall be subject to LXN's written consent before implementation.

7.4 LXN shall have the right to inspect production and Quality control processes at LRE with written notice and acknowledgement from LRE five working days in advance of the inspection.

Art. 8    Warranty / Liability
          --------------------

8.1 LRE warrants that as of the date of shipment the D2-meter developed, made and delivered for medico-diagnostic purposes meet the specifications agreed upon, will be free of defects in material, workmanship and design and will perform as per specifications, quality control agreement and intended use for a period of 24 months from the date of delivery by LRE.

          Warranty does not cover any battery related defects.

8.2 LRE shall replace at its own expense instruments, that exhibit defects as defined in article 8.1 during the period of warranty.

          LXN shall provide to LRE regularly service reports giving information about serial no., failure code and fail date. This information shall reach LRE 4 months after the fail at the latest.

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

          Within two months LRE has the right to order instruments having defects defined in Art 8.1. LRE agrees to pay costs for shipping and direct related charges as documentation, customs and returning such instruments from the customer to LRE.

          In case of LXN's warranty claims proof to be unjustified, LXN agrees to pay directly related costs for returning such instruments from the customer to LRE as described above.

8.3 LRE warrants that neither the sale, resale nor use of the D2-meter will infringe the industrial property rights of any third party. LRE shall directly substitute at its own expense any features or components of the D2-meter which should infringe upon industrial property rights of third parties and agrees to safe LXN harmless with respect to any claims of such third parties.

8.4 LRE agrees that the D2-meter will be manufactured and sold LXN in compliance with all applicable laws, ordinances, standards, rules and regulations including the provisions of FDA/GMP, MedGV, TuV, TNO, ISO 9001 and CE.


Art. 9    Confidentiality
          ---------------

9.1 Both parties agree to hold in strict confidence any and all information disclosed under this agreement and to restrict access to such information to those persons entrusted to carry out the activities provided for hereunder and who are subject to the same secrecy obligation. Excepted from such use and secrecy obligations shall be such information which

          a)   is in the public domain at the time of disclosure

          b) is published or otherwise becomes part of the public domain through no fault of the respective party

          c) was in the possession of the respective party at the time of disclosure, as shown by prior written records, or becomes available from a third party who has the right to disclose it.

          Companies which LRE or LXN control or which are under common control with LRE or LXN by holding directly or indirectly as least ninety percent of the voting share capital are not regarded as third parties and may be given access to such information, provided they have accepted the terms of this agreement as binding on them.

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

Art. 10   Term
          ----

10.1 This agreement shall be valid for one calendar year and will be renewed automatically without termination by either party. It may be terminated by either party by giving 6 months' prior notice, for the first time, however, with effect to December 31, 1999.

10.2 Either party has the right to terminate this agreement forthwith, without previous notice for cause, in particular in the event that

          a) the other party commits or permits a material breach of any of the covenants and terms herein contained and has not, within 60 days after having been required in writing to do so, commenced all necessary actions in good faith promptly to remedy such breach; or

          b) a petition is filed by or against the other party under any bankruptcy or insolvency laws; provided that if the other party gives adequate assurance of contesting any such petitions and such petitions are in fact dismissed within 90 days of filing, such filing shall not constitute a cause of termination; or

          c) LRE makes any changes to the D2-meter of the specifications, without LXN's prior written approval; or

          d) LXN does not issue purchase orders for D2-meters for more than three consecutive months.

10.3      Notice of termination shall be served by registered letter.


Art. 11   Final Provisions
          ----------------

11.1 This agreement shall be construed and interpreted in all respects in accordance with the laws of the State of California.

11.2 Any dispute arising out of or in relation to this agreement including disputes regarding its validity shall be referred to the courts sitting in San Diego.

11.3 This agreement and its schedules embody the entire and standing agreements among the parties and supersede all previous negotiations, representations, writings and agreements, written or oral, with respect to the development and sale of the D2-meter.

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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

11.4 Modifications of and amendments to this agreement as well as the suspension of its provisions shall become effective only when approved by both parties in writing.
       The specifications enclosed in Attachment A are an integrated part of this agreement.

11.5 In the event of one of more provisions of this agreement becoming void, the remaining provisions contained herein shall remain in full force and effect. The parties agree to have provisions having become void shall be deemed as severable and be replaced by valid provisions which maintain the intentions of the invalid provisions as far as possible.


San Diego, Jan 19, 1998                 Nordlingen, Jan 16, 1998
          ------------------------                 ------------------------
LXN Corporation                         LRE Technology Partner GmbH

                      /s/ John Burd   /s/ Ulrich Schroder   /s/ Jurgen Denker
                          John Burd       Ulrich Schroder       Jurgen Denker
                          President       President             VP Marketing/R&D




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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

                                                                    Attachment A
                                                                    ----------


Supplement of the Supply Agreement D2-meter


System Specification
--------------------


Version 1.1 released on March 2, 1998





San Diego, ___________________________     Munchen, ____________________________
LXN Corporation                            LRE Technology Partner GmbH



Paul Williams                              Johann Stapfner      Martin Eisenmann
Director of Engineering                    Manager R&D          Project Manager



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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

                                                                    Attachment B
                                                                    ----------


Supplement of the Supply Agreement D2-meter


Time Schedule

     -------------------------------------------------------------
               milestone                          week/year
     -------------------------------------------------------------
     #1) Initiation of Project                 January 1, 1998
     -------------------------------------------------------------
     #2) Agreement on final                     March 2, 1998
     specifications
     -------------------------------------------------------------
     #3) Completion and                         July 1, 1998
     acceptance by LXN of 20
     prototype units
     -------------------------------------------------------------
     #4) Completion and                       September 1, 1998
     acceptance by LXN of 100 pre-
     production units
     -------------------------------------------------------------
     #5) Release for production                November 1, 1998
     -------------------------------------------------------------
         P1 delivery first 1000 units     5-6 months after initial
                                               purchase order
     -------------------------------------------------------------
         P2 delivery next 2000 units       next month following P1
     -------------------------------------------------------------
         P3 delivery next 5000 units       next month following P2
     -------------------------------------------------------------



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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998

                                                                    Attachment C


Supplement of the Supply Agreement D2-meter


Long lead time parts:       (may be incomplete)


          Part                         Delivery time

     1)   LCD                          14 weeks

     2)   PCB                          12 weeks

     3)   (Mask)-Micro                 14 weeks

     4)   ASIC                         14 weeks

     5)   Wafer (Me(beta)-LED)         12 weeks

     6)   EE-Prom                      12 weeks




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                               Supply Agreement
                                 Duet II Meter
                                  16.01.1998